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                         MFS(R) GLOBAL TOTAL RETURN FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Fund" section is hereby restated as follows:

Frederick J. Simmons, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1971 and has been the fund's portfolio manager since 1991. Steven R. Gorham, a Vice President of MFS, has been employed by MFS in the investment management area since 1989 and became a portfolio manager of the fund effective July 1, 2000. Mr. Simmons and Mr. Gorham are managers of the common stock portion of the fund's portfolio. Stephen C. Bryant, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1987 and became a portfolio manager of the fund effective July 1, 2000. Mr. Bryant is a manager of the fixed income portion of the fund's portfolio.

                  The date of this Supplement is July 3, 2000.